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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) : July 23, 2003

             (Exact name of registrant as specified in its charter)
                       VALLEY NATIONAL GASES INCORPORATED


        PENNSYLVANIA                    000-29226                 23-2888240
(State or other jurisdiction           (Commission              (IRS Employer
      or incorporation)                File Number)          Identification No.)

200 WEST BEAU STREET, SUITE 200
WASHINGTON, PENNSYLVANIA                                                15301
(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code:  (724) 228-3000

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibit is being furnished herewith:

         99.1 Press Release, dated July 23, 2003, of Valley National Gases Incorporated.

ITEM 9.  REGULATION FD DISCLOSURE (ALSO ITEM 12, DISCLOSURE OF
         RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

         The following information is being provided under Item 12, Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

On July 23, Valley National Gases Incorporated issued a press release which included guidance on anticipated earnings per share for its fiscal year ended June 30, 2003. The release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 23, 2003


                                    VALLEY NATIONAL GASES INCORPORATED


                                    /s/ Robert D. Scherich
                                    ------------------------------------------
                                    Robert D. Scherich, Chief Financial Officer



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                                  EXHIBIT INDEX

     99.1 Press Release, dated July 23, 2003, of Valley National Gases Incorporated.




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